UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT

Pursuant  to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report :  August 31, 2010

SOUTH AMERICAN  MINERALS, INC.
(Exact Name of Registrant as specified in its charter)

Nevada	836303 10 7	59-3394111
(State or other Jurisdiction of incorporation	(Commission File Number)	IRS Employer (Identification No.)

76 Beaver Street, 13th Floor, New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrants Telephone Number Including area code:                                                                                                                                             (212) 668-0842

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

The Company is a party to that certain lease and option agreement for purchase and sale of mining properties dated as of August 19, 2010 between the company and American Nuclear Resources LLC.  A copy of which is filed as exhibit 1.1 to this report on Form 8K.

Item 1.1.  Exhibits

Agreement dated August 19, 2010 between South American Minerals, Inc. and American Nuclear Resources LLC.*

*    Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH AMERICAN MINERALS, INC.

August 31, 2010	By:	/s/ Saul Horing
Saul Horing, President